THE CNL FUNDS
CNL Global Real Estate Fund

Supplement dated December 4, 2009 to the
Prospectuses and Statement of Additional Information dated April 30, 2009

This Supplement updates the information in, and should be read in conjunction with, the Prospectus for Class A Shares, Class C Shares and Institutional Class Shares Prospectus, and the Statement of Additional Information, each dated April 30, 2009.

At a meeting held on November 19, 2009, the Board of Trustees of The CNL Funds unanimously approved an Agreement and Plan of Reorganization and Termination (the “Plan”) pursuant to which the CNL Global Real Estate Fund (the “CNL Fund”) will be reorganized with and into the American Beacon Global Real Estate Fund (the “American Beacon RE Fund”), a series of the American Beacon Funds, sponsored and advised by American Beacon Advisors, Inc.  The Plan provides for the CNL Fund to transfer all of its assets to the American Beacon RE Fund in exchange for Investor Class and Y Class shares of the American Beacon RE Fund and the American Beacon RE Fund’s assumption of all of the CNL Fund’s liabilities.  After the transfer, each holder of the CNL Fund’s Class A and Institutional Shares will receive a pro rata distribution of the American Beacon RE Fund’s Investor Class and Y Class shares, respectively.  The CNL Fund will then be liquidated.

No sales charge or fee of any kind will be charged to CNL Fund shareholders in connection with the reorganization.  It is expected that the exchange will be on a tax-free basis, meaning that, for federal income tax purposes, CNL Fund shareholders should not recognize any gain or loss on the receipt of American Beacon RE Fund shares in exchange for their CNL Fund shares in the reorganization.  The value of a CNL Fund shareholder’s account with the American Beacon RE Fund immediately after the reorganization will be the same as the value of such shareholder’s account with the CNL Fund immediately prior to the reorganization.

CB Richard Ellis Global Real Estate Securities, LLC will continue to serve as sub-adviser for the CNL Fund, and it is expected to serve as sub-adviser for the American Beacon RE Fund after the Plan approval and completion of the reorganization.

The Plan is subject to approval by the CNL Fund’s shareholders.  A special meeting of the CNL Fund’s shareholders is expected to be held on February 22, 2010, for the purpose of approving the Plan.  The CNL Fund will send proxy materials containing detailed information regarding the proposed Plan to all shareholders eligible to vote on the proposed Plan in advance of the special meeting.

This is not an offer to sell, or a solicitation to buy, shares of the American Beacon RE Fund.

EXISTING SHAREHOLDERS OF THE CNL GLOBAL REAL ESTATE FUND MAY CONTINUE TO PURCHASE AND REDEEM SHARES AS SET FORTH IN THE FUND’S PROSPECTUS.  INVESTORS CONSIDERING AN INVESTMENT IN THE CNL GLOBAL REAL ESTATE FUND MAY PURCHASE SHARES IN THE FUND.

This Supplement should be retained with your Prospectus for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-890-8934 or via the Internet at www.thecnlfunds.com.